Financial Results for the Quarter Ended July 31, 2012 1

FORWARD-LOOKING STATEMENTS

Today's discussion may include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to future events and expectations and involve known and unknown risks and uncertainties. VeriFone's actual results or actions may differ materially from those projected in the forward-looking statements. For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to VeriFone's filings with the Securities and Exchange Commission, including its annual report on Form 10-K and quarterly reports on Form 10-Q. VeriFone is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

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N O N - G A A P F I N AN C I A L M E AS U R E S With respect to any Non-GAAP financial measures presented in the information, reconciliations of Non-GAAP to GAAP financial measures may be found in VeriFone’s quarterly earnings release as filed with the Securities and Exchange Commission as well as the Appendix to these slides. Management uses Non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. Management believes that these Non-GAAP financial measures help it to evaluate VeriFone’s performance and to compare VeriFone’s current results with those for prior periods as well as with the results of peer companies. These Non-GAAP financial measures contain limitations and should be considered as a supplement to, and not as a substitute for, or superior to, disclosures made in accordance with GAAP. 3

N O N - G A A P P R O F I T & L O S S O V E R V I E W * 4 * A reconciliation of our GAAP to Non-GAAP profit & loss can be found on slides 26 and 27 ($ in thousands, except EPS) Q311 Q212 Q312 % SEQ Inc(Dec) Revenue 317,155 479,364 493,219 2.9% 55.5% Gross Margin 135,037 214,018 224,001 4.7% 65.9% % of Revenue 42.6% 44.6% 45.4% Operating Expense 74,321 111,868 111,718 -0.1% 50.3% % of Revenue 23.4% 23.3% 22.7% Operating Income 60,716 102,150 112,283 9.9% 84.9% % of Revenue 19.1% 21.3% 22.8% Net Interest and Other (3,139) (15,030) (15,523) 3.3% 394.5% Income before Income Taxes 57,577 87,120 96,760 11.1% 68.1% Taxes 11,515 15,683 13,546 -13.6% 17.6% Consolidated Net Income Attributable to VF Stockholders 46,062 71,437 83,214 16.5% 80.7% % of Revenue 14.5% 14.9% 16.9% EPS 0.49 0.64 0.75 17.2% 53.1% Q312 % YoY Inc(Dec)

N O N - G A A P R E V E N U E P R O F I L E * 5 * A reconciliation of GAAP to Non-GAAP revenue can be found on slide 28 ** A bridge of Organic Non-GAAP revenue and Constant Currency Non-GAAP revenue can be found on slides 17, 31 and 32 ($ in thousands) Q311 Q212 Q312 % SEQ Inc(Dec) % YoY Inc(Dec) Organic YoY Growth Organic YoY Constant Currency Growth North America 121,836 129,205 138,433 7.1% 13.6% 8.7% 8.9% International: Europe, Middle East, and Africa 97,206 205,073 203,413 -0.8% 109.3% 16.4% 24.1% Latin America 64,961 96,205 94,378 -1.9% 45.3% 30.0% 39.9% Asia 33,152 48,881 56,995 16.6% 71.9% 13.2% 15.9% International 195,319 350,159 354,786 1.3% 81.6% 20.5% 28.1% Total 317,155 479,364 493,219 2.9% 55.5% 15.9% 20.5% Q312 Q312 **

B R A Z I L F I R E 6 Before After

N O N - G A A P R E V E N U E P R O F I L E * 7 ($ in thousands) Q311 Q212 Q312 % SEQ Inc(Dec) % YoY Inc(Dec) Organic YoY Growth Organic YoY Constant Currency Growth North America 121,836 129,205 138,433 7.1% 13.6% 8.7% 8.9% International: Europe, Middle East, and Africa 97,206 205,073 203,413 -0.8% 109.3% 16.4% 24.1% Latin America 64,961 96,205 94,378 -1.9% 45.3% 30.0% 39.9% Asia 33,152 48,881 56,995 16.6% 71.9% 13.2% 15.9% International 195,319 350,159 354,786 1.3% 81.6% 20.5% 28.1% Total 317,155 479,364 493,219 2.9% 55.5% 15.9% 20.5% Q312 Q312 ** * A reconciliation of GAAP to Non-GAAP revenue can be found on slide 28 ** A bridge of Organic Non-GAAP revenue and Constant Currency Non-GAAP revenue can be found on slides 17, 31 and 32

P O I N T R E V E N U E $56 million dollars in Q3 “All in One” revenues were up 7% sequentially on a constant currency basis The installed base of “Payment-as-a-service” solutions has grown 22% compared to a year ago and 12% since the acquisition closed. 8

L O N D O N B L A C K C A B S Over 10,700 cabs signed to multi-year contracts Over 6,000 cabs installed now Over 10,000 cabs installed by calendar year end 9

A S I A Q3 Revenues up 72% from a year ago 13% organic growth 16% constant currency growth Strength in China, Greater Asia, and Australia 10

NORTH AMERICA

- Sales up 14% from a year ago, 7% sequentially
- Great Wins in:
  - MultiLane Retail: Verizon Wireless, Century 21, Sport Chalet, North Face and Game Stop
  - PayPal e-wallet software solution: PayPal purchased over 15,000 VeriFone e-wallet licenses
  - Transportation: Staten Island and Bronx New York Metropolitan Transportation Authority contracts
  - Hospitality: Choice Hotels International
  - Payment-as-a-service: L'Oreal, Sizzler Steakhouse, Little Caesars Pizza, and Overland Rentals
- Petroleum:
  - Topaz & Sapphire sales strong

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S M A L L B U S I N E S S S E C T O R Sales to small business sector revenue up 17% sequentially Sell-in now rebounding to sell-through levels 12

TA X I B U S I N E S S Won Washington DC’s competition for all of their 6,500 cabs – Five-year contract worth from $35M to $45M Taxi advertising business: Increased year over year digital revenues by 37% in New York and 110% in other markets. 13

V E R I S H I E L D P R O T E C T 14 The de facto standard for security – Record merchant additions in Q3 – Total national merchants now at 105 – 9 of the top 11 payment processors supporting our technology solution

15 V E R I F O N E A S S W I T Z E R L A N D Offers new payment entrants access to our worldwide 20 million merchant lanes – Google – PayPal – Groupon – Isis – Visa – MasterCard – American Express

FINANCIAL RESULTS AND GUIDANCE 16

ORGANIC NON-GAAP NET REVENUE

($ in millions)	FY11 Un-Adjusted Q111	FY11 Un-Adjusted Q211	FY11 Un-Adjusted Q311		FY12 Un-Adjusted Q112	FY12 Un-Adjusted Q212	FY12 Un-Adjusted Q312	Organic Growth Year-over-Year At Reported Exchange Rates Q1	Q2	Q3
VeriFone Organic										
North America	$ 128.5	$ 120.6	$ 121.8		$ 113.5	$ 120.5	$ 132.4	-11.6%	-0.1%	8.7%
Europe, Middle East and Africa	75.9	87.3	90.2		91.1	96.2	105.1	20.0%	10.1%	16.4%
Latin America	50.1	56.2	65.0		82.5	82.2	84.5	64.6%	46.1%	30.0%
Asia	26.6	22.2	33.2		27.3	29.4	37.5	2.5%	32.3%	13.2%
Total Organic	$ 281.2	$ 286.4	$ 310.2		$ 314.5	$ 328.2	$ 359.5	11.8%	14.6%	15.9%
Acquisitions										
Hypercom (acquired 8/4/2011)					$ 73.5	$ 81.0	$ 68.5			
Point (acquired 12/30/2011)	2.8	6.4	5.5	[a]	17.9	57.5	55.9			
Others			1.4	[b]	19.4	12.7	9.3			
Total Acquisitions	$ 2.8	$ 6.4	$ 7.0		$ 110.7	$ 151.2	$ 133.7			
Total VeriFone										
Total Non-GAAP Revenues	$ 283.9	$ 292.8	$ 317.2		$ 425.2	$ 479.4	$ 493.2			
Deferred Revenue Adj.	(0.2)	(0.3)	(0.2)		(5.7)	(7.3)	(4.2)			
GAAP Net Revenues	$ 283.8	$ 292.4	$ 317.0		$ 419.5	$ 472.0	$ 489.0			

[a] Sales by VeriFone to Point in periods twelve months prior to the acquisition are not included in Organic revenues. Point was a customer of VeriFone prior to the acquisition. This presentation provides consistency and comparability between periods because such sales post acquisition from VeriFone to Point would have been considered intercompany sales and thus would not have been included in consolidated results.

[b] Reflects post-acquisition amounts for acquisitions made during the quarter.

ORGANIC CONSTANT CURRENCY GROWTH

($ in millions)	FY11 Un-Adjusted Q111	FY11 Un-Adjusted Q211	FY11 Un-Adjusted Q311	FY12 Constant Currency [a] Q112	FY12 Constant Currency [a] Q212	FY12 Constant Currency [a] Q312	Organic Growth Year-over-Year At Constant Exchange Rates Q1	Q2	Q3
North America	$ 128.5	$ 120.6	$ 121.8	$ 113.5	$ 120.5	$ 132.6	-11.6%	-0.1%	8.9%
EMEA	75.9	87.3	90.2	93.2	99.4	111.9	22.8%	13.9%	24.1%
Latin America	50.1	56.2	65.0	85.0	83.7	90.9	69.6%	49.0%	39.9%
Asia	26.6	22.2	33.2	27.9	29.8	38.4	4.9%	33.9%	15.9%
Total Organic	$ 281.2	$ 286.4	$ 310.2	$ 319.7	$ 333.4	$ 373.9	13.7%	16.4%	20.5%

[a] FY12 non-USD net revenues are adjusted to the average rates from the corresponding quarter in prior year, for year-over-year comparison.

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N O N - G A A P G R O S S M A R G I N * 18 * A reconciliation of our GAAP to Non-GAAP gross margin can be found on slide 29 % of Revenue Q311 Q212 Q312 System Solutions 41.8% 44.6% 44.5% Services 45.7% 44.8% 47.6% Total 42.6% 44.6% 45.4%

N O N - G A A P O P E R AT I N G E X P E N S E S * 19 * A reconciliation of our GAAP to Non-GAAP operating expenses can be found on slide 30 % of Revenue Q311 Q212 Q312 Research and Development 8.3% 7.4% 7.3% Sales and Marketing 8.9% 8.6% 8.2% General and Administrative 6.2% 7.3% 7.2% Total 23.4% 23.3% 22.7%

B AL A N C E S H E E T 20 ($ in thousands, except Days) $ $ $ Key Balance Sheet Items: Cash 584,200 361,037 409,807 Accounts Receivables, Net 221,028 65 336,671 68 371,170 71 Accounts Receivables Reserves (5,450) (6,004) (6,585) Inventories, net 109,861 64 162,107 57 164,873 54 Inventories Reserves (28,434) (55,555) (53,000) Revenue Generating Assets, Net 13,881 62,332 65,316 Accounts Payable 104,238 52 138,107 47 183,601 61 Deferred Revenue, Net 84,538 130,144 131,159 Note: Accounts Receivable Days Sales Outstanding is calculated based on Gross Accounts Receivable Net of Reserve for Product Returns. Days in Inventory is calculated as Average Net Inventory divided by Total Non-GAAP Cost of Goods Sold. Days in Accounts Payable is calculated as Accounts Payable divided by Total Non-GAAP Cost of Goods Sold. Days Days Days Q212 Q312 Q311

C AS H F L O W 21 ($ in thousands) $ $ $ Cash Flow from Operations before Changes in Operating Assets & Liabilities 44,786 68,539 95,075 Changes in Operating Assets and Liabilities 8,037 (37,786) (12,633) Cash Flow from Operations 52,823 30,753 82,442 Less: - Cash Expenditures for Revenue Generating Assets * 0 (12,670) (7,830) - Purchases of Property, Plant, Equipment, and Capitalized Software Development (3,476) (7,027) (9,018) Free Cash Flow 49,347 11,056 65,594 Q312 Q212 Q311 * Immaterial in Q311

GUIDANCE

- For the fourth quarter ending October 31, 2012, VeriFone expects to report non-GAAP net revenues in the range of $495 million to $500 million. Non-GAAP net income per diluted share is projected to be in the range of $0.75 to $0.77.
- For the fiscal year ending October 31, 2012, VeriFone expects to report non-GAAP net revenues in the range of $1,893 million to $1,898 million. Non-GAAP net income per diluted share is projected to be in the range of $2.73 to $2.75.
- For the fiscal year ending October 31, 2013, VeriFone expects to report non-GAAP net revenues in the range of $2,050 million to $2,100 million. Non-GAAP net income per diluted share is projected to be in the range of $3.25 to $3.30.
- For the fiscal year ending October 31, 2013, VeriFone expects Capital Expenditures and investments in Revenue Generating Assets to be in the range of $90 million to $120 million.

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E M P O W E R I N G T H E M O B I L E R E V O L U T I O N I N R E TA I L 23

Q & A SESSION 24

APPENDIX 25

RECONCILIATION OF GAAP TO NON-GAAP PROFIT & LOSS (PAGE1)

($ in thousands, except Share Count and EPS)	Q311	Q212	Q312
GAAP Net Revenue	316,951	472,018	489,050
Amortization of step-down in Deferred revenue at Acquisition	204	7,346	4,169
Non-GAAP Net Revenue	317,155	479,364	493,219
GAAP Cost of Net Revenues	185,339	279,859	281,543
Stock-based Compensation	(433)	(463)	(560)
Acquisition Related and Restructuring Costs	(101)	(3,336)	(1,183)
Amortization of Purchased Intangible Assets	(2,687)	(10,714)	(10,582)
Non-GAAP Cost of Net Revenues	182,118	265,346	269,218
GAAP Gross Margin	131,612	192,159	207,507
Amortization of step-down in Deferred revenue at Acquisition	204	7,346	4,169
Stock-based Compensation	433	463	560
Acquisition Related and Restructuring Costs	101	3,336	1,183
Amortization of Purchased Intangible Assets	2,687	10,714	10,582
Non-GAAP Gross Margin	135,037	214,018	224,001
GAAP Operating Expense	90,863	174,075	151,430
Stock-based Compensation	(7,917)	(10,560)	(11,885)
Acquisition Related and Restructuring Costs	(6,645)	(10,258)	(4,650)
Amortization of Purchased Intangible Assets	(1,980)	(23,757)	(23,177)
Patent Litigation Loss Contingency Expense	0	(17,632)	0
Other Charges	0	0	0
Non-GAAP Operating Expense	74,321	111,868	111,718
Non-GAAP Operating Income	60,716	102,150	112,283

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R E C O N C I L I AT I O N O F G A A P T O N O N - G A A P P R O F I T & L O S S ( P A G E 2 ) 27 ($ in thousands, except Share Count and EPS) Q311 Q212 Q312 Non-GAAP Operating Income (from page 1) 60,716 102,150 112,283 GAAP Net Interest and Other (1,171) (19,273) (15,985) Acquisition Related Costs and Interest Charges (574) (17) (1,934) Non-Cash Interest Expense 3,961 4,094 2,087 Non-Operating Gains (5,196) 98 393 Non-Controlling Interest (159) 68 (84) Non-GAAP Net Interest and Other (3,139) (15,030) (15,523) Non-GAAP Pre-tax Profit 57,577 87,120 96,760 GAAP Provision for (Benefit from) Income Taxes 13,072 (4,598) 2,313 Income Tax Effect of Non-GAAP Exclusions (1,557) 20,281 11,233 Non-GAAP Provision for Income Taxes 11,515 15,683 13,546 Non-GAAP Consolidated Net Income Attributable to VF Stockholders 46,062 71,437 83,214 89,602 106,898 107,568 93,322 111,148 110,384 Additional Shares dilutive for non-GAAP net income (31) (371) - Non-GAAP Diluted Shares 93,291 110,777 110,384 Non-GAAP Diluted EPS 0.49 0.64 0.75 GAAP Basic Shares Weighted average shares used in computing net income (loss) earnings per share: GAAP Diluted Shares

R E C O N C I L I AT I O N O F G A A P T O N O N - G A A P R E V E N U E 28 ($ in thousands) Q311 Q212 Q312 GAAP Net Revenue: North America 121,807 128,907 138,162 Amortization of step-down in Deferred revenue at Acquisition 29 298 271 Non-GAAP Net Revenue: North America 121,836 129,205 138,433 GAAP Net Revenue: Europe 97,032 198,941 199,992 Amortization of step-down in Deferred revenue at Acquisition 174 6,132 3,421 Non-GAAP Net Revenue: Europe 97,206 205,073 203,413 GAAP Net Revenue: Latin America 64,961 96,205 94,378 Amortization of step-down in Deferred revenue at Acquisition 0 0 0 Non-GAAP Net Revenue: Latin America 64,961 96,205 94,378 GAAP Net Revenue: Asia 33,151 47,965 56,518 Amortization of step-down in Deferred revenue at Acquisition 1 916 477 Non-GAAP Net Revenue: Asia 33,152 48,881 56,995 GAAP Net Revenue 316,951 472,018 489,050 Amortization of step-down in Deferred revenue at Acquisition 204 7,346 4,169 Non-GAAP Net Revenue 317,155 479,364 493,219

RECONCILIATION OF GAAP TO NON-GAAP GROSS MARGIN

($ in thousands, except Gross Margin Percentage)	Q311	Q212	Q312
GAAP Gross Margin - System Solutions	103,038	138,170	144,017
Amortization of step-down in Deferred revenue at Acquisition	0	3,310	729
Stock-based Compensation	380	418	442
Acquisition Related and Restructuring Costs	134	1,658	1,403
Amortization of Purchased Intangible Assets	2,483	9,754	9,630
Non-GAAP Gross Margin - System Solutions	106,035	153,310	156,221
Non-GAAP Gross Margin % - System Solutions	41.8%	44.6%	44.5%
GAAP Gross Margin - Services	28,574	53,989	63,490
Amortization of step-down in Deferred revenue at Acquisition	204	4,036	3,440
Stock-based Compensation	53	45	118
Acquisition Related and Restructuring Costs	(33)	1,678	(220)
Amortization of Purchased Intangible Assets	204	960	952
Non-GAAP Gross Margin - Services	29,002	60,708	67,780
Non-GAAP Gross Margin % - Services	45.7%	44.8%	47.6%
GAAP Gross Margin	131,612	192,159	207,507
Amortization of step-down in Deferred revenue at Acquisition	204	7,346	4,169
Stock-based Compensation	433	463	560
Acquisition Related and Restructuring Costs	101	3,336	1,183
Amortization of Purchased Intangible Assets	2,687	10,714	10,582
Total Non-GAAP Gross Margin	135,037	214,018	224,001
Total Non-GAAP Gross Margin %	42.6%	44.6%	45.4%

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R E C O N C I L I AT I O N O F G A A P T O N O N - G A A P O P E R AT I N G E X P E N S E S 30 ($ in thousands, except Percentage) Q311 Q212 Q312 GAAP R&D 27,457 37,849 38,657 Stock-based Compensation (1,001) (1,201) (1,497) Acquisition Related and Restructuring Costs (12) (1,043) (1,099) Non-GAAP R&D 26,444 35,605 36,061 Non-GAAP R&D as % of Revenue 8.3% 7.4% 7.3% GAAP S&M 32,769 46,141 46,182 Stock-based Compensation (3,330) (4,405) (5,177) Acquisition Related and Restructuring Costs (1,096) (278) (707) Non-GAAP S&M 28,343 41,458 40,298 Non-GAAP S&M as % of Revenue 8.9% 8.6% 8.2% GAAP G&A 30,637 72,453 66,591 Stock-based Compensation (3,586) (4,954) (5,211) Acquisition Related and Restructuring Costs (5,537) (8,937) (2,844) Amortization of Purchased Intangible Assets (1,980) (23,757) (23,177) Non-GAAP G&A 19,534 34,805 35,359 Non-GAAP G&A as % of Revenue 6.2% 7.3% 7.2% GAAP Patent Litigation Loss Contingency 0 17,632 0 Patent Litigation Loss Contingency 0 (17,632) 0 Non-GAAP Patent Litigation Loss Contingency 0 0 0 Non-GAAP Patent Litigation Loss Contingency as % of Revenue 0.0% 0.0% 0.0% Total GAAP Operating Expenses 90,863 156,443 151,430 Total Non-GAAP Operating Expenses 74,321 111,868 111,718 Total Non-GAAP Operating Expenses as % of Revenue 23.4% 23.3% 22.7%

RECONCILIATION OF GAAP TO NON-GAAP NET REVENUES (PAGE1)

	Current Year				Prior Year			
	Three Months Ended			Nine Months Ended	Three Months Ended			Nine Months Ended
	Jul. 31, 2012	Apr. 30, 2012	Jan. 31, 2012	Jul. 31, 2012	Jul. 31, 2011	Apr. 30, 2011	Jan. 31, 2011	Jul. 31, 2011
GAAP net revenues:								
United States and Canada	$ 138,162	$ 128,907	$ 119,630	$ 386,699	$ 121,807	$ 120,734	$ 128,304	$ 370,845
Europe, Middle East and Africa	199,992	198,941	154,907	553,840	97,032	93,263	78,707	269,002
Latin America	94,378	96,205	100,289	290,872	64,961	56,217	50,131	171,309
Asia	56,518	47,965	44,698	149,181	33,151	22,232	26,623	82,006
Total	$ 489,050	$ 472,018	$ 419,524	$ 1,380,592	$ 316,951	$ 292,446	$ 283,765	$ 893,162
Plus: amortization of step-down in deferred revenue at acquisition								
United States and Canada	$ 271	$ 298	$ 335	$ 904	$ 29	$ (106)	$ 175	$ 98
Europe, Middle East and Africa	3,421	6,132	4,096	13,649	174	434	-	608
Latin America	-	-	-	-	-	-	-	-
Asia	477	916	1,245	2,638	1	2	-	3
Total	$ 4,169	$ 7,346	$ 5,676	$ 17,191	$ 204	$ 330	$ 175	$ 709
Non-GAAP net revenues:								
United States and Canada	$ 138,433	$ 129,205	$ 119,965	$ 387,603	$ 121,836	$ 120,628	$ 128,479	$ 370,943
Europe, Middle East and Africa	203,413	205,073	159,003	567,489	97,206	93,697	78,707	269,610
Latin America	94,378	96,205	100,289	290,872	64,961	56,217	50,131	171,309
Asia	56,995	48,881	45,943	151,819	33,152	22,234	26,623	82,009
Total	$ 493,219	$ 479,364	$ 425,200	$ 1,397,783	$ 317,155	$ 292,776	$ 283,940	$ 893,871
Less: net revenues from businesses acquired in the past 12 months								
United States and Canada	$ (5,987)	$ (8,752)	$ (6,439)	$ (21,178)	$ -	$ -	$ -	$ -
Europe, Middle East and Africa	(98,360)	(108,913)	(67,867)	(275,140)	(6,974)	(6,372)	(2,769)	(16,115)
Latin America	(9,923)	(14,049)	(17,789)	(41,761)	-	-	-	-
Asia	(19,476)	(19,469)	(18,644)	(57,589)	-	-	-	-
Total	$ (133,746)	$ (151,183)	$ (110,739)	$ (395,668)	$ (6,974)	$ (6,372)	$ (2,769)	$ (16,115)

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RECONCILIATION OF GAAP TO NON-GAAP NET REVENUES (PAGE2)

	Current Year				Prior Year			
	Three Months Ended			Nine Months Ended	Three Months Ended			Nine Months Ended
	Jul. 31, 2012	Apr. 30, 2012	Jan. 31, 2012	Jul. 31, 2012	Jul. 31, 2011	Apr. 30, 2011	Jan. 31, 2011	Jul. 31, 2011
Organic non-GAAP net revenues:								
United States and Canada	$ 132,446	$ 120,453	$ 113,526	$ 366,425	$ 121,836	$ 120,628	$ 128,479	$ 370,943
Europe, Middle East and Africa	105,053	96,160	91,136	292,349	90,232	87,325	75,938	253,495
Latin America	84,455	82,156	82,500	249,111	64,961	56,217	50,131	171,309
Asia	37,519	29,412	27,299	94,230	33,152	22,234	26,623	82,009
Total	$ 359,473	$ 328,181	$ 314,461	$ 1,002,115	$ 310,181	$ 286,404	$ 281,171	$ 877,756
Plus: constant currency adjustment								
United States and Canada	$ 195	$ 18	$ 11	$ 224				
Europe, Middle East and Africa	6,893	3,271	2,096	12,260				
Latin America	6,433	1,588	2,526	10,547				
Asia	906	361	634	1,901				
Total	$ 14,427	$ 5,238	$ 5,267	$ 24,932				
Organic non-GAAP net revenues at constant currency:								
United States and Canada	$ 132,641	$ 120,471	$ 113,537	$ 366,649	$ 121,836	$ 120,628	$ 128,479	$ 370,943
Europe, Middle East and Africa	111,946	99,431	93,232	304,609	90,232	87,325	75,938	253,495
Latin America	90,888	83,744	85,026	259,658	64,961	56,217	50,131	171,309
Asia	38,425	29,773	27,933	96,131	33,152	22,234	26,623	82,009
Total	$ 373,900	$ 333,419	$ 319,728	$ 1,027,047	$ 310,181	$ 286,404	$ 281,171	$ 877,756

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Financial Results for the Quarter Ended July 31, 2012 33